Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Taxes
Income tax benefit at U.S. federal statutory rate	21.00%	21.00%
Deferred:
Federal		$ (293)
State		(76)
Foreign	$ 28	(54)
Deferred income tax benefit	28	(423)
Current:
Federal		30
State	7	9
Foreign	17	4
Total income tax benefit, net	$ 52	$ (380)